                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                       August 10, 2004 (August 10, 2004)


                              I-SECTOR CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                                0-21479                              76-0515249
(State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)



                             6401 SOUTHWEST FREEWAY
                              HOUSTON, TEXAS 77074
              (Address of Registrant's principal executive offices)

                                 (713) 795-2000
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT 99.1  -  "I-Sector Corporation - Second Quarter Ended June 30,
                       2004 Results and Outlook."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following announcement of earnings for the quarter ended June 30, 2004 and the attached Exhibit 99.1 "I Sector Corporation - Second Quarter Ended June 30, 2004 - Results and Outlook" Powerpoint presentation was released on August 10, 2004. The presentation in Exhibit 99.1 is incorporated herein by reference.


HOUSTON--(BUSINESS WIRE)--August 11, 2004--I-Sector Corporation (AMEX:ISR - News; the "Company") announced today its financial results for its second quarter ended June 30, 2004.

For the Company's second quarter ended June 30, 2004, compared to the corresponding prior year period:

         o        Revenue increased 37.9% to $21.9 million.

         o        Gross margin percentage improved from 17.2% to 19.6%.

         o        Gross profit dollars increased 57.5%.

         o        Selling, general and administrative expenses increased 18.9%.

         o Net profitability improved from a net loss of $640,000 to a profit of $51,000.

         o Diluted EPS improved from a loss of $0.18 per share to a profit of $0.01 per share.


Highlights of second quarter performance as compared to the corresponding prior year period:

         o        Revenue sources:

                  o Product revenue increased 31% and gross margin remained the same at 11.8%.

                  o Services revenues increased 88% and gross margin improved from 18.1% to 34.0%.

                  o Custom project/Stratasoft software revenue increased 44% and gross margin declined from 62% to 59.2%.

         o        Reportable segments:

                  o Internetwork Experts revenue increased 38%, with product revenue increasing 33% and services revenues increasing 108%. Gross margin improved from 11.0% to 13.3%. Net operating income improved from a loss of $16,000 to a profit of $76,000.

                  o Stratasoft revenue increased 44%, with gross margin declining from 62.0% to 59.2%. Net operating income improved to a profit of $152,000 compared to a loss of $407,000.

                  o Valerent revenue increased 44%, with product revenue declining 1% and services revenues increasing 70%. Gross margin improved from 26.0% to 31.3%. Net operating income improved to a profit of $136,000 from a loss of $176,000.

                  o "Corporate," expenses, which consist of corporate-level expenses that are not allocated to subsidiaries, increased 29% to $301,000.


Commenting on the second quarter results, James H. Long, CEO of the Company, stated, "Almost all aspects of our business showed marked improvement in the second quarter, with improvement in all three revenue sources and all three reportable subsidiary segments. 88% services revenues growth with substantially improved services gross margins validates our efforts to achieve improved results in this higher margin area of our business. All three of our subsidiaries showed significant improvement in both revenue and operating income. We accomplished this substantial revenue growth while holding the growth of selling, general and administrative expenses to only 19%. Moreover, these year-over-year results were accomplished without the benefit of acquisitions during the past year, with our last acquisition having been in early April, 2003 and therefore contributing to both this quarter and the prior year quarter. We accomplished these outstanding results while also achieving other critical business objectives during the quarter, such as completing a follow-on equity offering, making substantial progress in the search for acquisition candidates necessary to rapidly create an organization with a national presence, and moving our Dallas-based organization to new facilities. We also won several significant contracts during the quarter, including the largest contract in our history, which will help drive continued revenue growth going forward. We saw a pickup in customer demand during the second quarter that is continuing into the third quarter, and this strength in demand is validating our belief that we are in the beginning stages of the move towards adoption of converged IP communications by enterprise organizations."


Outlook:


The following statements are made by the Company and are based upon current expectations. These statements are forward-looking, and actual results may differ materially. We caution readers to consider this fact and to pay particular attention to the statements made in the Safe Harbor Statement below. We do not have contracts in hand that will generate the revenue that we expect for the current and future quarters for which we provide our outlook. We base our outlook for the future on input received from our customers, sales staff and vendor partners, our current view of market conditions, our anticipated sales and marketing efforts, our anticipated vendor pricing for products that we resell to our customers, anticipated vendor incentive programs and our anticipated expense structure.

         o We expect revenue for our third quarter ending September 30, 2004 of approximately $24 million to $28 million, which represents growth of approximately 14% to 32% as compared to the corresponding prior year period revenue of $21.0 million.

         o We expect a net profit of approximately $600,000 to $900,000 for our third quarter ending September 30, 2004, which represents growth of approximately 209% to 364% as compared to the corresponding prior year period profit of $194,000. The variance between the high and low end of such range primarily dependent upon the level of revenue, the mix of low-margin and high-margin components of revenue, anticipated variances in the amount of vendor incentive rebates expected for the quarter and variances in variable expense items. The significant improvement compared to the prior year period is based on expected higher levels of revenue, expected improved gross margins on product and services revenues and comparatively lower growth in selling, general and administrative expenses as compared to the expected higher levels of revenue.

         o Based on the total number of shares outstanding after our recent equity offering completed in the second quarter, we expect the fully diluted share count for our third quarter ending September 30, 2004 to be approximately 5,500,000 shares, which compares to 3,974,298 for the corresponding prior year period, resulting in per share earnings of $0.11 to $0.17 based on the range of expected net profit, which compares to a diluted per share net profit of $0.04 per share for the corresponding prior year period.

         o Providing an outlook for any period further out than the current quarter is more challenging and is subject to a lesser degree of accuracy than our current outlook. Attempts to predict results for periods further in the future than the current quarter are subject to increased risk and uncertainty as compared to our attempt to predict the current quarter results and are based upon the limited information available to us at this time. That said, our current expectations for our fourth quarter ending December 31, 2004, are for revenue of approximately $23 million to $28 million, with net profit ranging from approximately $200,000 to $400,000. The sequential decrease in profitability as compared to our expectations for our third quarter is expected to result primarily from decreased realizable vendor incentives, which based on current primary incentive program rules are recognizable only when received by us (which for current primary incentive programs is every other quarter, in our first and third quarters), offset somewhat by expected sequential growth in services revenues and Stratasoft software sales.

         o The forecasts set forth above are for the current organization and do not include the effect of any future acquisitions. In addition to internally generated growth, we anticipate making selective acquisitions during the next twelve months, and beyond that we expect will add additional revenue.

                  There is no guarantee that any suitable acquisitions will be identified or that any acquisition transactions will be consummated.


Regarding the Company's outlook for the future, Mr. Long stated, "We feel more confident about our outlook than we have in the past. This is based upon growing optimism of our sales staff and sales management that customers are moving forward with spending on significant converged IP communications implementations, recently announced record-sized customer contract wins, the fact that current "in hand contracts" represent a greater portion of our forecasted revenue than in the past, and strength early in the current quarter. We are seeing larger customer transactions, as compared to the past several years, as customers begin to move forward with fully adopting IP Telephony technology and perform network infrastructure upgrades necessary to implement IP Telephony. As we continue to implement larger projects for customers, we expect to continue to see improving relative services revenue growth, and we expect that improving services revenues, together with somewhat improved services gross margins, will continue to enhance operating results. Having consummated our recent equity offering, we are working towards further increasing our credit facilities to be able to finance the continued growth of revenue, and moving forward with discussions with acquisition candidates, which we believe can help us to continue to drive market share gains and gain entrance to new geographic markets going forward."


Conference Call:

An investor conference call and webcast will be held by the Company between 8:00 a.m. and 9:00 a.m. Eastern time to present the results and updated outlook as well as provide an opportunity to answer investor's questions in a public format. James H. Long, Chairman and Chief Executive Officer, and Mark T. Hilz, President and Chief Operating Officer will be on the call to present and answer investor's questions

Investors will have three choices for participating in the call:

         o Webcast only: A webcast slide presentation and streaming audio will enable investors to view a slide presentation, listen to the conference call and submit written questions to the Company during the presentation.

         o Dial in: Investors that wish to listen to the conference call via traditional telephone without viewing the slide presentation may do so by dialing into the call, and will be able to submit questions during the question and answer period via telephone.

         o        Webcast slides and telephone participation during Q&A:
                  Investors may use the Webcast to view slides and dial into the conference call in order to submit questions via telephone during the question and answer session

The conference call and webcast will begin promptly at 8:00 a.m. Eastern time, and investors should visit the webcast site and/or call into the conference call telephone number at least 10 minutes prior to that time. In order participate via the webcast, either Real Player or Windows Media Player will be required. Investor's can go through a system test by visiting the above Internet URL the day prior to the conference call, and links to download either Real Player or Windows Media Player will be available on the web page.

Access to the live webcast and/or conference call will be via:

         o        Web access: www.I-Sector.com/Q2call

         o        U.S. toll free dial-in conference call number: (888) 375-0308

         o        International/toll dial-in conference call number: (703)
                  708-0713

The content of the conference call will be available approximately one hour after the end of the call, for seven days. The webcast, including synchronized audio and slide presentation, will be available by visiting the above Internet URL, or investors may call (888) 266-2081 or (703) 925-2533 and use access code 532165 to listen to the audio only portion of the call.

Safe Harbor Statement:

The statements contained in this document and during the related conference call that are not statements of historical fact (including in particular the statements made in the Outlook section) including but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate," "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "will," "would," and other variations or negative expressions of these terms, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in the forward-looking statements in this document could differ materially from those stated in the forward-looking statements due to numerous factors, including:

         o Market and economic conditions, including capital expenditures by enterprises for communications products and services

         o Whether anticipated contracts from which we expect revenues, if any, in fact produce revenues, and whether that revenue, if any, is recognized in the quarters in which we expect it

         o The estimated needs of customers as conveyed to the Company and the nature and volume of products and services anticipated to be delivered

         o The Company's ability to obtain sufficient volumes of products for resale and maintain its relationship with its key supplier, Cisco Systems, Inc.

         o The continuance of, and the Company's ability to qualify for, sales incentive programs from its key supplier

         o The Company's ability to attract and retain key management, sales and technical staff

         o        Risks associated with entry into new markets

         o The Company's ability to identify suitable acquisition candidates and successfully integrate acquired companies

         o Broad market acceptance of Cisco-centric IP telephony products and technology

         o        The Company's ability to finance continued growth

         o        Unexpected losses related to customer credit risk

         o        Catastrophic events

         o Uncertainties related to rapid changes in the information and communications technology industries

         o Other risks and uncertainties set forth from time to time in the Company's public statements and its most recent Annual Report on Form 10-K for the year 2003


Recipients of this document are cautioned to consider these risks and uncertainties and to not place undue reliance on these forward-looking statements. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time to time. The Company's past results of operations are not necessarily indicative of its operating results for any future periods. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto, or any change in events, conditions or circumstances upon which any statement is based.


About I-Sector Corporation:


I-Sector Corporation, headquartered in Houston, Texas (AMEX:ISR - News), owns and operates companies that are engaged in the area of information and communications technology, with a particular focus on Cisco- centric network infrastructure and IP telephony solutions. Additional I-Sector information is available on the Internet at www.I-Sector.com.

                 I-SECTOR CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF INCOME
          (In thousands, except share and per share amounts)
                                   (Unaudited)


                                                              Three months ended
                                                                    June 30,
                                                         -----------------------------
                                                             2003             2004
                                                         ------------     ------------
Revenue:
   Products                                              $     12,703     $     16,609
   Services                                                     1,656            3,109
   Custom projects                                              1,511            2,169
                                                         ------------     ------------
   Total revenue                                               15,870           21,887
                                                         ------------     ------------
Cost of goods and services:
   Products                                                    11,210           14,650
   Services                                                     1,357            2,052
   Custom projects                                                574              886
                                                         ------------     ------------
   Total cost of goods and services                            13,141           17,588
                                                         ------------     ------------
         Gross profit                                           2,729            4,299

Selling, general and administrative expenses                    3,562            4,236
                                                         ------------     ------------
Operating income (loss)                                          (833)              63
Interest and other income, net                                     96              (26)
                                                         ------------     ------------
Income (loss) from continuing operations
 before benefit from income taxes                                (737)              37
Income tax benefit                                                (81)              (7)
                                                         ------------     ------------
Net income (loss) from continuing operations                     (656)              44
Minority interest                                                  --               (6)
Discontinued operations:
Gain on disposal of discontinued operations,
 net of taxes                                                      16               13
                                                         ------------     ------------
Net income (loss)                                        $       (640)    $         51
                                                         ------------     ------------
Net income (loss) per share Basic:
Net income (loss) from continuing operations             $      (0.19)    $       0.01
Minority interest                                                  --               --
Gain on disposal of discontinued operations,
 net of taxes                                                    0.01               --
                                                         ------------     ------------
Net income (loss) per share                              $      (0.18)    $       0.01
                                                         ------------     ------------
Diluted:
Net income (loss) from continuing operations             $      (0.19)    $       0.01
Minority interest                                                  --               --
Gain on disposal of discontinued operations,
 net of taxes                                                    0.01               --
                                                         ------------     ------------
Net income (loss) per share                              $      (0.18)    $       0.01
                                                         ------------     ------------
Shares used in computing net income (loss) per share:
Basic                                                       3,636,441        4,582,790
                                                         ------------     ------------
Diluted                                                     3,636,441        4,939,206
                                                         ------------     ------------

                 See notes to consolidated financial statements

                      I-SECTOR CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                               Six months ended
                                                                   June 30,
                                                         -----------------------------
                                                             2003             2004
                                                         ------------     ------------
Revenue:
   Products                                              $     19,427     $     26,803
   Services                                                     2,944            5,053
   Custom projects                                              3,580            4,306
                                                         ------------     ------------
   Total revenue                                               25,951           36,162
                                                         ------------     ------------
Cost of goods and services:
   Products                                                    17,114           23,142
   Services                                                     2,457            3,338
   Custom projects                                              1,375            1,848
                                                         ------------     ------------
   Total cost of goods and services                            20,946           28,328
                                                         ------------     ------------
         Gross profit                                           5,005            7,834
Selling, general and administrative expenses                    6,939            7,734
                                                         ------------     ------------
Operating income (loss)                                        (1,934)             100
Interest and other income, net                                    106               (6)
                                                         ------------     ------------
Income (loss) from continuing operations
 before benefit from income taxes                              (1,828)              94
Income tax benefit                                                (81)              (1)
                                                         ------------     ------------
Net income (loss) from continuing operations                   (1,747)              95
Minority interest                                                  --               (6)
Discontinued operations:
Gain on disposal of discontinued operations,
 net of taxes                                                      16                2
                                                         ------------     ------------
Net income (loss)                                        $     (1,731)    $         91
                                                         ------------     ------------
Net income (loss) per share Basic:
Net income (loss) from continuing operations             $      (0.48)    $       0.02
Minority interest                                                  --               --
Gain on disposal of discontinued operations,
 net of taxes                                                      --               --
                                                         ------------     ------------
Net income (loss) per share                              $      (0.48)    $       0.02
                                                         ------------     ------------
Diluted:
Net income (loss) from continuing operations             $      (0.48)    $       0.02
Minority interest                                                  --               --
Gain on disposal of discontinued operations,
 net of taxes                                                      --               --
                                                         ------------     ------------
Net income (loss) per share                              $      (0.48)    $       0.02
                                                         ------------     ------------
Shares used in computing net income (loss) per share:
Basic                                                       3,632,978        4,280,599
                                                         ------------     ------------
Diluted                                                     3,632,978        4,658,296
                                                         ------------     ------------



                 See notes to consolidated financial statements

                      I-SECTOR CORPORATION AND SUBSIDIARIES
                          SEGMENT STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                       Three months ended June 30,
                                         -------------------------------------------------------
                                                    2003                         2004
                                         -------------------------     -------------------------
                                           Amount           %            Amount           %
                                         ----------     ----------     ----------     ----------
Revenue:
 INX product                             $   12,253           77.2     $   16,354           74.7
 INX service                                    782            4.9          1,625            7.4
                                         ----------     ----------     ----------     ----------
     Total INX revenue                       13,035           82.1         17,979           82.1
                                         ----------     ----------     ----------     ----------
 Stratasoft - Custom projects                 1,511            9.5          2,169            9.9
 Valerent product                               509            3.2            505            2.3
 Valerent service                               874            5.5          1,484            6.8
                                         ----------     ----------     ----------     ----------
     Total Valerent revenue                   1,383            8.7          1,989            9.1
  Eliminations revenue                          (59)          (0.3)          (250)          (1.1)
                                         ----------     ----------     ----------     ----------
        Total revenue                        15,870          100.0         21,887          100.0
Cost of sales and service:
 INX product                                 10,846           88.5         14,440           88.3
 INX service                                    757           96.8          1,145           70.5
                                         ----------     ----------     ----------     ----------
    Total INX cost of sales and
     service                                 11,603           89.0         15,585           86.7
 Stratasoft - Custom projects                   574           49.9            886           40.8
 Valerent product                               424           83.3            460           91.1
 Valerent service                               599           68.5            907           61.1
                                         ----------     ----------     ----------     ----------
     Total Valerent cost of sales and
      service                                 1,023           74.0          1,367           68.7
  Eliminations of cost of sales and
   service                                      (59)         100.0           (250)         100.0
                                         ----------     ----------     ----------     ----------
        Total cost of sales and
         service                             13,141           82.8         17,588           80.4
Gross profit:
      INX product                             1,407           11.5          1,914           11.7
      INX service                                25            3.2            480           29.5
                                         ----------     ----------     ----------     ----------
    Total INX gross profit                    1,432           11.0          2,394           13.3
 Stratasoft - Custom projects                   937           62.0          1,283           59.2
 Valerent product                                85           16.7             45            8.9
 Valerent service                               275           31.5            577           38.9
                                         ----------     ----------     ----------     ----------
    Total Valerent gross profit                 360           26.0            622           31.3
                                         ----------     ----------     ----------     ----------
         Total gross profit                   2,729           17.2          4,299           19.6
Selling, general and administrative
 expenses:
 INX                                          1,448           11.1          2,318           12.9
 Stratasoft                                   1,344           88.9          1,131           52.1
 Valerent                                       536           38.8            486           24.4
 Corporate                                      234           (NA)            301           (NA)
                                         ----------     ----------     ----------     ----------
Total selling, general and
 administrative expenses                      3,562           22.4          4,236           24.1
Operating income (loss):
 INX                                            (16)          (0.1)            76            0.4
 Stratasoft                                    (407)         (26.9)           152            7.0
 Valerent                                      (176)         (12.7)           136            6.8
 Corporate                                     (234)          (NA)           (301)          (NA)
                                         ----------     ----------     ----------     ----------
    Total operating income (loss)              (833)          (5.2)            63            0.3
Interest and other income (expense),
 net                                             96            0.6            (26)          (0.1)
                                         ----------     ----------     ----------     ----------
Income (loss) from continuing
 operations before benefit for income
 tax benefit                                   (737)          (4.6)            37            0.2
Benefit for income taxes                        (81)          (0.5)            (7)           0.0
                                         ----------     ----------     ----------     ----------
Net income (loss) from continuing
 operations                                    (656)          (4.1)            44            0.3
Minority interest                                --            0.0             (6)           0.0
Discontinued operations:
Gain on disposal, net of taxes                   16            0.1             13            0.0
                                         ----------     ----------     ----------     ----------
Net income (loss)                        $     (640)          (4.0)    $       51            0.3
                                         ----------     ----------     ----------     ----------

                      I-SECTOR CORPORATION AND SUBSIDIARIES
                          SEGMENT STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                        Six months ended June 30,
                                         -------------------------------------------------------
                                                    2003                          2004
                                         -------------------------     -------------------------
                                           Amount           %            Amount            %
                                         ----------     ----------     ----------     ----------

Revenue:
 INX product                             $   18,840           72.6     $   26,415           73.0
 INX service                                  1,334            5.1          2,538            7.0
                                         ----------     ----------     ----------     ----------
     Total INX revenue                       20,174           77.7         28,953           80.0
                                         ----------     ----------     ----------     ----------
 Stratasoft - Custom projects                 3,580           13.8          4,306           11.9
 Valerent product                               703            2.7            839            2.3
 Valerent service                             1,685            6.5          2,515            7.0
                                         ----------     ----------     ----------     ----------
     Total Valerent revenue                   2,388            9.2          3,354            9.3
  Eliminations revenue                         (191)          (0.7)          (451)          (1.2)
                                         ----------     ----------     ----------     ----------
        Total revenue                        25,951          100.0         36,162          100.0
Cost of sales and service:
 INX product                                 16,690           88.6         22,822           86.4
 INX service                                  1,274           95.5          1,735           68.4
                                         ----------     ----------     ----------     ----------
    Total INX cost of sales and
     service                                 17,964           89.0         24,557           84.8
 Stratasoft - Custom projects                 1,374           38.4          1,848           42.9
 Valerent product                               615           87.5            771           91.9
 Valerent service                             1,184           70.2          1,603           63.7
                                         ----------     ----------     ----------     ----------
     Total Valerent cost of sales and
      service                                 1,799           75.3          2,374           70.8
  Eliminations of cost of sales and
   service                                     (191)         100.0           (451)         100.0
                                         ----------     ----------     ----------     ----------
        Total cost of sales and
         service                             20,946           80.7         28,328           78.3
Gross profit:
      INX product                             2,150           11.4          3,593           13.6
      INX service                                60            4.5            803           31.6
                                         ----------     ----------     ----------     ----------
    Total INX gross profit                    2,210           11.0          4,396           15.2
 Stratasoft - Custom projects                 2,206           61.6          2,458           57.1
 Valerent product                                88           12.5             68            8.1
 Valerent service                               501           29.7            912           36.3
                                         ----------     ----------     ----------     ----------
    Total Valerent gross profit                 589           24.7            980           29.2
                                         ----------     ----------     ----------     ----------
         Total gross profit                   5,005           19.3          7,834           21.7
Selling, general and administrative
 expenses:
 INX                                          2,393           11.9          4,202           14.5
 Stratasoft                                   2,941           82.2          2,150           49.9
 Valerent                                     1,096           45.9            876           26.1
 Corporate                                      509           (NA)            506           (NA)
                                         ----------     ----------     ----------     ----------
Total selling, general and
 administrative expenses                      6,939           26.7          7,734           21.4
Operating income (loss):
 INX                                           (183)          (0.9)           194            0.7
 Stratasoft                                    (735)         (20.5)           308            7.2
 Valerent                                      (507)         (21.2)           104            3.1
 Corporate                                     (509)          (NA)           (506)          (NA)
                                         ----------     ----------     ----------     ----------
    Total operating income (loss)            (1.934)          (7.4)           100            0.3
Interest and other income (expense),
 net                                            106            0.4             (6)           0.0
                                         ----------     ----------     ----------     ----------
Income (loss) from continuing
 operations before benefit for income
 tax benefit                                 (1,828)          (7.0)            94            0.3
Benefit for income taxes                        (81)          (0.3)            (1)           0.0
                                         ----------     ----------     ----------     ----------
Net income (loss) from continuing
 operations                                  (1,747)          (6.7)            95            0.3
Minority interest                                --            0.0             (6)           0.0
Discontinued operations:
Gain on disposal, net of taxes                   16            0.0              2            0.0
                                         ----------     ----------     ----------     ----------
Net income (loss)                        $   (1,731)          (6.7)    $       91            0.3
                                         ----------     ----------     ----------     ----------



----------
Contact:

     I-Sector Corporation
     James H. Long, 713-795-2000

     or

     PR Financial Marketing LLC
     Jim Blackman, 713-256-0369
     jimblackman@prfinancialmarketing.com

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004

                                            I-SECTOR CORPORATION


                                            By: /s/ JAMES H. LONG
                                                --------------------------------
                                                James H. Long
                                                Chief Executive Officer, Chief
                                                Financial Officer, President and
                                                Chairman of the Board

                                 EXHIBIT INDEX


     EXHIBIT
     NUMBER                                DESCRIPTION
     -------                               -----------

      99.1        --  "I-Sector Corporation - Second Quarter Ended June 30, 2004
                       Results and Outlook."